[MILLING BENSON WOODWARD L.L.P.]



                                February 17, 2004



VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Filing Desk

         Re:      Avoca, Incorporated
                  (Commission File No. 0-9219)

Gentlemen:

         On behalf of Avoca, Incorporated (the "Registrant") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "Act"), we are transmitting herewith, in definitive form, the Registrant's proxy statement (including related Schedule 14A Information, notice of annual meeting, form of proxy and letter to shareholders) for the Registrant's 2004 annual meeting of shareholders, together with a supplement thereto which provides certain disclosures which were inadvertently omitted from the proxy statement. These proxy materials, together with the Registrant's 2003 Annual Report to Shareholders, were first mailed to security holders on February 17, 2004.

         Under separate cover, pursuant to Rule 14a-3(c) under the Act, we are mailing to the Commission, solely for its information, seven copies of the Registrant's 2003 Annual Report to Shareholders.

         If you have any questions, please do not hesitate to call me at the number written above.

                                                     Very truly yours,

                                                     /s/Charles A. Snyder

                                                     Charles A. Snyder
CAS/kf315369
Enclosures

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to section 240.14a-12

                               Avoca, Incorporated
                               -------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies: Not applicable
         2)       Aggregate number of securities to which transaction applies:
                  Not applicable
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
        4) Proposed maximum aggregate value of transaction: Not applicable
        5)        Total fee paid: Not applicable

[   ] Fee paid previously with preliminary materials

[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid: Not applicable
        2) Form, Schedule or Registration Statement No.: Not applicable
        3) Filing Party: Not applicable
        4) Date Filed: Not applicable

[AVOCA LOGO]




Notice of Annual Meeting of Shareholders

To the Shareholders:

     The Annual Meeting of Shareholders of Avoca, Incorporated will be held in the 2nd Floor Board Room, Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana, on Tuesday, March 16, 2004 at 11:00 a.m. for the following purposes:

     1.       Fixing the number of directors for the ensuing year;

     2. Election of directors to serve for one year and until their successors are chosen and have qualified;

     3. Preliminary discussion of the possible reduction in number of shareholders by a 100 to one reverse stock split so as to qualify for deregistration under the Securities Exchange Act of 1934. No action will be taken at this meeting.

     4. Transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

     The close of business on February 6, 2004 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                              By order of the Board of Directors




                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

New Orleans, Louisiana
February 17, 2004

[AVOCA LOGO]


Avoca, Incorporated
228 St. Charles Avenue, Suite 838
New Orleans, Louisiana 70130

Proxy Statement

     The enclosed proxy is solicited by the Board of Directors of Avoca, Incorporated ("the Company") for use at the Annual Meeting of Shareholders to be held on March 16, 2004 and at any adjournment or postponement thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted for management's proposal to fix, at five, the number of directors to be elected for the ensuing year, and for election of the nominees for director hereinafter named.
     The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the annual meeting. Your proxy will be deemed revoked if you attend the meeting and vote in person.
     The cost of soliciting proxies will be borne by the Company. Directors and other representatives of the Company may solicit proxies by personal interview, mail, telephone, telefax and other means, but will not receive additional compensation therefor.
     This proxy statement and related materials will first be mailed to shareholders on or about February 17, 2004.

Voting Securities

     Only shareholders of record as of the close of business on February 6, 2004 are entitled to vote at the meeting. At that time, 830,500 shares of the Company's Common Stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote. A majority of votes actually cast (which excludes abstentions and broker nonvotes) shall decide any matter properly coming before the meeting, except that directors shall be elected by plurality vote. In the election of directors, shareholders have the right of cumulative voting, i.e., the right to multiply the number of shares that the shareholders are entitled to vote by the number of directors to be elected, and to cast all such votes for one nominee or distribute them among two or more nominees. The nominees receiving the highest number of votes will be elected. The enclosed proxy gives proxy holders discretionary authority to cumulate votes in the election of directors.

2 AVOCA, Incorporated

     The following table provides information as of January 9, 2004 concerning each stockholder known by the Company to be the beneficial owner (as determined in accordance with applicable rules of the Securities and Exchange Commission) of more than 5% of its outstanding stock:

Name and Address              Shares Beneficially              Percent of
of Beneficial Owner                 Owned(1)                     Class
--------------------------------------------------------------------------------
Whitney National Bank
228 St. Charles Avenue
New Orleans, Louisiana 70130      268,000 (2)                   32.27%

Hellenic, Inc.
800 David Drive
Morgan City, Louisiana 70380       72,875 (3)                    8.77%
-----------------
(1) Includes direct and indirect ownership and, unless otherwise indicated, also includes sole voting and investment power with respect to reported holdings.
(2) Robert C. Baird, Jr. and M. Cleland Powell III, directors of the Company, are senior officers of Whitney National Bank.
(3) J. Scott Tucker, a director of the Company, is President, Chief Executive Officer and a director of Hellenic, Inc. He is also Chief Financial Officer, a director and shareholder of Capital Management Consultants, Inc., a related company that owns 3.73% of the Company's outstanding stock.

Number and Election of Directors

     The Company's Charter provides for a Board of Directors consisting of such number of persons, not less than five or more than fifteen, as is fixed by the shareholders prior to each election of directors. The Company's Board has consisted of five persons for many years, and management again proposes to fix at five the number of directors to be elected for the ensuing year. Unless you specify otherwise, proxy holders will vote for this proposal and for election of the management nominees hereinafter named, who are to serve for one year and until their successors are chosen and have qualified. All nominees other than Mr. Laborde are members of the Company's present Board and were elected at the last annual meeting. Mr. Laborde is a member of the Company's present Board, but was appointed to the position in September of 2003 to fill the vacancy created by Mr. Lyman's retirement from the Board. Should the number of directors be fixed at more than five or should any of the nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for such other candidate(s) as may be nominated by the Board.

                                                           AVOCA, Incorporated 3

The following table includes information furnished by the respective nominees with regard to their principal occupations for the last five years and their beneficial ownership (as determined in accordance with applicable rules of the Securities and Exchange Commission) of the Company's outstanding stock as of January 9, 2004.


Name, Age, Position with                              Shares             Percent
Company and Principal                Director      Beneficially             of
Occupation                            Since          Owned (1)            Class

Robert C. Baird, Jr., 53;              1998            None                 *
Director and President of
the Company; Executive Vice
President, Whitney National
Bank; President, Berwick
Land Co., Inc.; President,
Terre Aux Boeufs Land Co.,
Inc.

Bernard E. Boudreaux, Jr., 66;         2001            400(2)              .048
Director of the Company; Attorney,
Breazeale, Sachse & Wilson, L.L.P.;
formerly Executive Counsel to
the Governor of Louisiana;
formerly District Attorney, 16th
Judicial District of Louisiana;
Director, Sterling Sugars, Inc.

John P. (Jack) Laborde, 54;            2003            None                ---
Director of the Company; President,
Overboard Holdings, L.L.C.;
President, All Aboard Development
Corporation

M. Cleland Powell, III, 55;            1986            None                ---
Director and Secretary-Treasurer
of the Company; Senior Vice President,
Whitney National Bank; Vice President-
Treasurer, Terre Aux Boeufs Land Co.,
Inc.

J. Scott Tucker, 56; Director          1998         104,029(3)           12.526
and Vice President of the Company;
President and Chief Executive
Officer, Hellenic, Inc. (real estate,
oil and gas, investments,
construction)

All directors and officers as a group  ---          104,429              12.574

(1) Includes direct and indirect ownership and, unless otherwise indicated, also includes sole voting and investment power with respect to reported holdings.

(2)  Mr. Boudreaux's 401(k) retirement plan is the record owner of these shares.

(3) Mr. Tucker's reported beneficial ownership consists of 72,875 shares owned by Hellenic, Inc. (of which he is President, Chief Executive Officer and a director), 30,954 shares owned by Capital Management Consultants, Inc. (a related company of which he is Chief Financial Officer, a director and shareholder) and 200 shares owned of record by Mr. Tucker's wife. Mr. Tucker has shared voting and investment power with respect to all of these shares.


AVOCA, Incorporated 4

Information Concerning Management

Executive Compensation
     Except for directors' fees of $500 per Board meeting, all officers and directors of the Company serve without remuneration.

Nominating Committee
     The Board of Directors of the Company consists of five Directors. It has been determined by the Board that with such few Directors, a standing nominating committee is unnecessary and counterproductive. Each Director participates in the identification and consideration of Director nominees. As such, the entire Board of Directors acts as a committee of the whole for that purpose.
     There is no distinct charter for the Board of Directors acting in the capacity of a nominating committee. Each of the Directors is "independent," as that terms is defined by NASDAQ.
     The Board of Directors has no formal policy with regard to the consideration of any Director candidates recommended by shareholders, but has a history of considering and accepting such nominees of significant shareholders. Shareholder nominations for Director should be mailed directly to the President of the Company, and should be received by the President no later than December 15 of each year. Minimum qualifications for a Director candidate include a demonstrated ability in the business arena, and a reputation for high integrity. In filling vacancies on the Board, the remaining Directors look for persons whose expertise and business experience would complement the other Directors' expertise and experience relative to the operations of the Company. Additionally, the Board considers whether it is desirable to have a vacancy filled by someone independent of the Company and its major shareholders. The evaluation process is the same regardless of whether the nominee is recommended by the Board of Directors or by a shareholder.
     The Company will deliver any materials addressed to any one or more Directors to the respective addresses. Each Director has also agreed to use reasonable efforts to attend all shareholders' meetings and be available for questions, though each reserves the right not to answer any particular question or to refer the question to someone else whom the Director believes in a better position to answer the question.

Other Information
     The Board of Directors, acting as a committee of the whole, performs the functions of an audit committee and a compensation committee. The Company has a "Disclosure Committee" (composed of all members of the Board of Directors other than Mr. Baird) charged with adopting and implementing procedures to test the accuracy of the Company's disclosures.
     The Board of Directors, which includes all of the Company's officers, has
(a) reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2003; (b) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; (c) received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independence Standards Board, and has discussed with the independent auditors the independent auditors' independence and (d) based on the reviews and discussions referred to above, concluded that the audited financial statements should be included in the Company's 2003 Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

     During the year, the Company's Board of Directors (consisting of Messrs. Baird, Boudreaux, Lyman (until September 10, 2003), Powell, Tucker and Laborde (since

                                                           AVOCA, Incorporated 5

September 11, 2003)) met 5 times, including one due diligence session conducted to assure the Company's compliance with the Sarbanes-Oxley Act of 2002. All directors attended all of the meetings for which they were Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Directors, officers and certain large shareholders are required to file with the Securities and Exchange Commission reports of their beneficial ownership of the Company's stock and changes therein. To the Company's knowledge, all such reporting requirements were complied with during 2003, with the exception of Mr. Laborde's Initial Statement of Beneficial Ownership of Securities (of which he owns none) which was filed, but not by the prescribed date.

Independent Auditors

Appointment
     It is anticipated that LeGlue & Company, CPAs, which has acted as the Company's independent auditors since July 2002, will be asked to serve again in this capacity for 2004. A representative of LeGlue & Company, CPAs is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. He will have an opportunity to make a statement if he wishes to do so.

Audit Fees
     Fees aggregating $15,000 were billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2003 and for the reviews of the quarterly financial statements included in the Company's Forms 10-QSB for that year.

Financial Information Systems Designed and Implementation Fees No such fees were billed for the year ended December 31, 2003.

All Other Fees
     Fees aggregating $3,162 were billed for professional non-audit services rendered for the year ended December 31, 2003. The Board of Directors has concluded that the provision of these services was and is compatible with maintaining the accountants' independence.

Shareholder Proposals and Other Matters

     In order to be considered for inclusion in the proxy statement and proxy relating to the 2005 Annual Meeting of Shareholders, proposals of shareholders must be received by the Company at its principal executive office (228 St. Charles Avenue, Suite 838, New Orleans, Louisiana 70130) no later than October 22, 2004. In addition, if the Company receives notice of a shareholder proposal or other matter after January 6, 2005, the proxy holders named in the form of proxy for the 2005 Annual Meeting will have discretionary authority to vote or abstain from voting thereon in accordance with their best judgment.
     The matters to be acted on at the 2004 Annual Meeting are set forth in the accompanying Notice. The Board knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournment or postponement thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                              By order of the Board of Directors



                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

6 AVOCA, Incorporated

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                 March 16, 2004


[AVOCA LOGO]

February 17, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held in the Second Floor Board Room, Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana 70130 at 11:00 a.m. on Tuesday, March 16, 2004. Enclosed you will find the formal Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the attached proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.

                                                /s/Robert C. Baird, Jr.

                                                Robert C. Baird, Jr.
                                                President



                            Please detach along perforated line and mail in the envelope provided
------------------------------------------------------------------------------------------------------------------------------------
                                 A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS
     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: X
------------------------------------------------------------------------------------------------------------------------------------
                                                             |
2.  Election of Directors.                                   |
                                    Nominees                 |                 FOR     AGAINST     ABSTAIN
                                                             |
    FOR ALL NOMINEES             Robert C. Baird, Jr.        |
---                           ---                            |                 ---       ---         ---
                                 Bernard E. Boudreaux, Jr.   |
                              ---                            |       1.    Proposal to fix, at five, the number of directors for
    WITHHOLD AUTHORITY           John P. ("Jack") Laborde    |             the ensuing year.
---                           ---                            |
                                 M. Cleland Powell, III      |       In their discretion, the Proxies are authorized to vote upon
                              ---                            |       such other matters as may properly come before the meeting
    FOR ALL NOMINEES             J. Scott Tucker             |       or any adjournment or postponement thereof.
---                           ---                            |
                                                             |
                                                             |
    FOR ALL EXCEPT                                           |       Please Sign, Date and Return the Proxy Promptly Using
--- (See instructions below)                                 |       the Enclosed Envelope.
                                                             |
INSTRUCTION:   To withhold authority to vote for any         |       TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE
-----------    individual nominee(s), mark "FOR ALL          |       SIDE HEREOF.
               EXCEPT" and fill in the circle next to each   |
               nominee you wish to withhold, as shown        |
               here:                             ---         |
-------------------------------------------------------------|
                                                             |
-------------------------------------------------------------|
To change the address on your account, please check the      |
box at right and indicate your new address in the address    |
space above.  Please note that changes to the registered     |
name(s) on the account may not be submitted via this         |
method.                                                      |
                                                  ---        |
-------------------------------------------------------------|

Signature of Shareholder                      Date:                 Signature of Shareholder                      Date:
                        ----------------------     ----------                               ----------------------     ---------

Note: Please sign exactly as your name or names appears on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      PROXY



                               AVOCA, INCORPORATED

                          PROXY/VOTING INSTRUCTION CARD

         This proxy is solicited on behalf of the Board of Directors of
                              Avoca, Incorporated

     The undersigned hereby appoints Robert C. Baird, Jr. and M. Cleland Powell, III, and each of them, with full power of substitution in each, proxies to represent and to vote all shares of Common Stock of Avoca, Incorporated which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on March 16, 2004, and at any adjournment or postponement thereof, as indicated on the reverse side.

     When properly executed and returned, this proxy will be voted in accordance with such instructions as may be given on the reverse side of this proxy card by the undersigned shareholder. If no instructions are given, this proxy will be voted FOR proposals 1 and 2.

               (Continued, and to be signed and dated on reverse side.)

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 COMMENTS:



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